UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   May 15, 2003

CBRL GROUP, INC.

Tennessee

0-25225

        62-1749513

(State or Other Jurisdiction

       (Commission File Number)

    (I.R.S. Employer

      of Incorporation)

               Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

 (615) 444-5533

#

Item 7.  Financial Statements and Exhibits

(a)

Financial Statements.  None

(b)

Pro Forma Financial Information.  None

(c)      Exhibits

99.1  Press Release dated May 15, 2003.

Item 9.  Regulation FD Disclosure

CBRL Group, Inc. (the “Company”) issued a press release announcing that on May 22, 2003, the Company would host a conference call during which the Company would discuss the financial results for the quarter ended May 2, 2003, as well as update sales trends and earnings outlook for its 2003 fiscal year.  The press release, which is attached as an Exhibit to this Current Report on Form 8-K, contains instructions for accessing the live broadcast and on-line replays of the broadcast.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 15, 2003

CBRL GROUP, INC.

By:  /s/ James F. Blackstock

Name: James F. Blackstock

Title:

Senior Vice President, General

Counsel and Secretary